Exhibit 21.1

BERRY GLOBAL GROUP, INC.
LIST OF SUBSIDIARIES

159422 Canada Inc.
Ace Classic Medical Components (Shanghai) Company Limited
Ace Corporation Holdings Limited
Ace Industrial Technologies Limited
Ace Medical Components Co Limited
Ace Mold (HeFei) Company Limited
Ace Mold (Shanghai) Company Limited
Ace Mold (Zhuhai) Company Limited
Ace Mold Company Limited
Ace Mold Industrial (Shanghai) Company Limited
Ace Mold Industrial (Shenzhen) Company Limited
Ace Plastics (Shenzhen) Company Limited
Ace Plastics (Zhuhai) Company Limited
Ace Plastics Company Limited
Ace Plastics Technologies Limited
AEP Canada, Inc.
AEP Industries Finance, Inc.
AeroCon, LLC
Amber Plastics Pty Limited
Aspen Industrial S.A. de C.V.
Astra Plastique SAS
Astrapak Gauteng Proprietary Limited
Astrapak Investments Proprietary Limited
Astrapak Manufacturing Holdings Proprietary Limited
Astrapak Property Holdings Proprietary Limited
AT Films Inc
AT Films US Inc
AVINTIV Inc.
AVINTIV Acquisition Corporation
AVINTIV Specialty Materials, Inc.
Barplas Limited
Bender GmbH
Berry Acquisition Company do Brasil Ltda.
Berry Aschersleben GmbH
Berry do Brasil Ltda.
Berry Dombuhl GmbH
Berry Europe GmbH
Berry Film Products Acquisition Company, Inc.
Berry Film Products Co., Ltd.
Berry Film Products Company, Inc.
Berry Film Trading (Shanghai) Co., Ltd.

Berry Global Escrow Corporation
Berry Global Films, LLC
Berry Global Group, Inc.
Berry Global International Financing Limited
Berry Global International Holdings Limited
Berry Global, Inc.
Berry Holding Company do Brasil Ltda.
Berry Plastics (Shanghai) Trading Co., Ltd
Berry Plastics Acquisition Corporation V
Berry Plastics Acquisition Corporation XII
Berry Plastics Acquisition Corporation XIII
Berry Plastics Acquisition Corporation XIV, LLC
Berry Plastics Acquisition LLC II
Berry Plastics Acquisition LLC X
Berry Plastics Asia Pacific Limited
Berry Plastics Asia Pte. Ltd.
Berry Plastics Canada, Inc.
Berry Plastics de Mexico, S. de R.L. de C.V.
Berry Plastics Design, LLC
Berry Plastics Escrow, LLC
Berry Plastics Filmco, Inc.
Berry Plastics France Holdings SAS
Berry Plastics GmbH
Berry Plastics Holding GmbH & Co. KG
Berry Plastics Hong Kong Limited
Berry Plastics IK, LLC
Berry Plastics International B.V.
Berry Plastics International GmbH
Berry Plastics International, LLC
Berry Plastics Malaysia SDN BHD
Berry Plastics Opco, Inc.
Berry Plastics Qingdao Limited
Berry Plastics SP, Inc.
Berry Plastics Technical Services, Inc.
Berry Specialty Tapes, LLC
Berry Sterling Corporation
Bonlam, S.A. DE C.V.
BP Parallel, LLC
BPI 2010 Limited
BPI Europe BV
BPI Formipac France SARL
BPI General Partner Limited
BPI International (No 2) Limited
BPI International Limited

BPI Limited
BPI Limited Partner Limited
BPI Pension Funding Limited Partnership
BPI Pension Trustees Limited
BPRex Brazil Holding Inc.
BPRex Closure Systems, LLC
BPRex Closures Kentucky Inc.
BPRex Closures, LLC
BPRex de Mexico S.A. de R.L. de CV
BPRex Delta Inc.
BPRex Healthcare Brookville Inc.
BPRex Healthcare Offranville SAS
BPRex Healthcare Packaging, Inc.
BPRex Partipacoes Ltda
BPRex Pharma Packaging India Private Limted
BPRex Plastic Packaging de Mexico S.A. de C.V.
BPRex Plastic Packaging, Inc.
BPRex Plastic Services Company Inc.
BPRex Plasticos Do Brasil Ltda
BPRex Product Design & Engineering Inc.
BPRex Singapore Pte. Ltd.
BPRex Specialty Products Puerto Rico Inc.
BPSW19 Limited
Brithene Films Limited
British Polythene Industries Limited
British Polythene Limited
Brownoak (Final) Assured Tenancies Limited
Calnay Limited
Caplas LLC
Caplas Neptune, LLC
Captive Plastics Holdings, LLC
Captive Plastics, LLC
Cardinal Packaging, Inc.
Chicopee Asia, Limited
Chicopee Holdings B.V.
Chicopee Holdings C.V.
Chicopee, Inc.
Chocksett Road Limited Partnership
Chocksett Road Realty Trust
Coflex Films Limited
Combipac BV
Companhai Providencia Industria e Comercio
Cooperatieve RPC Finance WA
Covalence Specialty Adhesives LLC

Covalence Specialty Coatings LLC
CPI Holding Corporation
CSM Mexico SPV LLC
CVP Limited
Delta Polythene Limited
Dominion Textile (USA), L.L.C.
Dominion Textile Inc.
Dominion Textile Mauritius Inc.
Dongguan First Packaging Co. Limited
Dongguan United Packaging Co., Limited
Dounor SAS
Drumrace Limited
DT Acquisition Inc.
Dumpling Rock, LLC
ESE BV
ESE France SA
ESE GmbH
ESE Holding SASU
ESE Holdings Limited
ESE Kft
ESE NV
ESE Sp. z o.o.
ESE Sweden Holding AB
ESE World BV
ESE World Limited
Estero Porch, LLC
Exlshrink Limited
Fabrene, Inc.
Fabrene, L.L.C.
Fiberweb (Tianjin) Specialty Nonwovens Company Limited
Fiberweb Asia Pacific Limited
Fiberweb Berlin GmbH
Fiberweb France SAS
Fiberweb Geos, Inc.
Fiberweb Geosynthetics Limited
Fiberweb Geosynthetiques Sarl
Fiberweb Holding Deutschland GmbH
Fiberweb Holdings Limited
Fiberweb Italia SRL
Fiberweb Limited
Fiberweb Terno D'Isola Srl
Fiberweb, LLC
Financiere Daunou 1 SA
Flexfilm Limited

Fortune Best Trading Limited
Galion Distribution SARL
Galion International SA
Galion SA
GCS Holdco Finance I SA
GCS Holdco Finance II SARL
GDMH SA
Geca-Tapes B.V.
Genius World Holding Ltd
Global Closure Systems America 1 Inc
Global Closure Systems France 1 SAS
Global Closure Systems France 2 SAS
Global Closure Systems Germany GmbH
Global Closure Systems Spain SLU
Global Closure Systems UK Limited
Grafco Industries Limited Partnership
Grupo de Servicios Berpla, S. de R.L. de C.V.
Innocan France SARL
Irish Polythene Industries Limited
Irish Ropes Limited
iTUB AS
iTUB Danmark ApS
ITUB ehf
J P Plast S R O
J P Plast Slovakia spol S R O
Jacinto Mexico, S.A. de C.V.
Jagtenberg Beheer BV
Jagtenberg Packaging BV
Jiangmen United Packaging Co., Limited
Jordan Plastics Limited
Kerr Group, LLC
Knight Plastics, LLC
Korma S.p.A.
Laddawn, Inc.
Lamb's Grove, LLC
Letica Corporation
Letica Resources Inc.
LLC ESE South America S.R.L.
LLC RPC Bramlage Yekaterinburg
Lunifera Investments Proprietary Limited
Lustroid Limited
M & H Plastics Inc
Manuplastics Limited
Manuplastics Products Limited

Marcom Plastics Proprietary Limited
Massmould Limited
Maynard & Harris (EBT Trustees) Limited
Maynard & Harris Group Limited
Maynard & Harris Holdings Limited
Maynard & Harris Plastics
Maynard & Harris Plastics (UK) Limited
Maynard & Harris Plastics Pension Trustee Limited
Megafilm Limited
Millham, LLC
Minster Polythene Films Limited
Moore and Company (Nottingham) Limited
Multicom SRL
Nanhai Nanxin Non Woven Co. Ltd
Nordfolien GmbH
Nordfolien Polska Sp. z o.o.
Obrist (Thailand) Co Limited
Obrist Closures Switzerland GmbH
Obrist Eastern Europe SRL
Obrist Iberia SLU
Obrist Italia Srl
Old Hickory Steamworks, LLC
Packerware, LLC
Pescor, Inc.
PET Power BV
PET Power Handels GmbH
PET Power Holding B V
PET-Power Deutschland GmbH
Pfizer Investment Ltd
PGI Acquisition Limited
PGI Argentina S.A.
PGI Columbia LTDA
PGI Europe, Inc.
PGI France Holdings SAS
PGI France SAS
PGI Holdings B.V.
PGI Netherlands Holdings (NO. 2) B.V.
PGI Netherlands Holdings B.V.
PGI Non-Woven (China) Co. Ltd
PGI Nonwovens (Mauritius)
PGI Nonwovens B.V.
PGI Nonwovens Germany GmbH
PGI Nonwovens Limited
PGI Polimeros Do Brazil S.A.

PGI Polymer, Inc.
PGI Spain S.L. U
Plasco UK Limited
Plasgran Limited
Plasti-ape S.p.A.
Plastiape Sp. z o.o.
Pliant de Mexico S.A. de C.V.
Pliant International, LLC
Pliant, LLC
Polycrop Limited
Polymer Group Holdings C.V.
Poly-Seal, LLC
Polythene Films Limited
Prime Label & Screen Incorporated
Pristine Brands Corporation
Promens AG
Promens America Inc
Promens Annezin SAS
Promens AS [Czech Republic]
Promens AS [Estonia]
Promens Asia Limited
Promens Deventer BV
Promens Deventer Holding BV
Promens Do Brasil Serviços Ltda
Promens Firenze SRL
Promens Food Packaging Limited
Promens France SAS
Promens Germany GMBH
Promens Hockenheim GmbH
Promens Holding OU
Promens Holding UK Limited
Promens Huningue SAS
Promens Italy SRL
Promens Miedzyrzecz Sp. z.o.o.
Promens Monastir SARL
Promens Montoir de Bretagne SAS
Promens Munchen GmbH
Promens Nitra S R O
Promens OY
Promens Packaging GmbH
Promens Packaging Limited
Promens Packaging SA Unipersonal
Promens Personal Healthcare GmbH
Promens Reykjavik ehf

Promens Rijen BV
Promens SA
Promens SARL
Promens Unterstutzungseinrichtung GmbH
Promens Zevenaar BV
Providencia USA, Inc.
PWS Danmark A/S
PWS Finland OY
PWS Nordic AB
PWS Norge AS
Rafypak, S.A. de C.V.
RG Ecotec
Rigid Plastic Containers Finance Limited
Rigid Plastic Containers Holdings Limited
Rigid Plastic Containers Packaging Limited
Robinplast BVBA
Roll-A-Rap Limited
Rollpak Corporation
Romfilms Limited
RPC 2017 Holding Company Limited
RPC Ace Company Limited
RPC ACE Plastics (Hefei) Co Limited
RPC Africa Holdings Pty Limited
RPC Asia Pacific Holdings Limited
RPC Astrapak Proprietary Limited
RPC Australia Holdings Pty Limited
RPC Beaute Marolles SAS
RPC Bebo Division Management & IT Services GmbH
RPC Bebo Food Packaging GmbH
RPC Bebo Opfenbach GmbH
RPC Bebo Plastik GmbH
RPC Bebo Polska Sp. z o.o.
RPC Bebo Print Patent GmbH
RPC Bramlage Antwerpen NV
RPC Bramlage DHS BV
RPC Bramlage Dinklage GmbH & Co KG
RPC Bramlage Division GmbH & Co KG
RPC Bramlage Food GmbH
RPC Bramlage GmbH
RPC Bramlage Inc.
RPC Bramlage Vel'ky Meder s.r.o.
RPC Bramlage Warszawa Sp Z O O
RPC Bramlage Werkzeugbau GmbH & Co KG
RPC Containers Limited

RPC Emballages Moirans SAS
RPC Emballages Montpont SAS
RPC Emballages SAS
RPC Envases SA
RPC Europe Limited
RPC Finance Europe B V
RPC Finance Limited
RPC Finance US BV
RPC Folio Holdings GmbH
RPC Formatec GmbH
RPC Formatec VW GmbH
RPC Group Ltd fka RPC Group Plc
RPC Group Management Limited
RPC Group Share Trustee Limited
RPC Kolding A/S
RPC Leopard Holdings Inc
RPC Neutraubling GmbH
RPC Packaging (Deutschland) BV & Co KG
RPC Packaging (Jiaxing) Company Limited
RPC Packaging AS
RPC Packaging Belgium NV
RPC Packaging Brasil Indústria e Comércio de Embalagens Ltda
RPC Packaging BV
RPC Packaging Europe BV
RPC Packaging Gent NV
RPC Packaging Holdings (US) Inc
RPC Packaging Holdings (Deutschland) BV & Co KG
RPC Packaging Holdings (Norway) AS
RPC Packaging Holdings (Sweden) AB
RPC Packaging Holdings Brazil BV
RPC Packaging Holdings BV
RPC Packaging Holdings France SARL
RPC Packaging Holdings Limited
RPC Packaging Kerkrade BV
RPC Packaging Limited
RPC Pisces Holdings Limited
RPC Promens Consumer France SASU
RPC Promens EKE NV
RPC Promens Group AS
RPC Promens Group BV
RPC Promens Holding Denmark A/S
RPC Promens Industrial Crailsheim GmbH
RPC Promens Industrial Jagtenberg B.V
RPC Promens Innocan BVBA

RPC Promens International BV
RPC Superfos A/S
RPC Superfos Balkan d.o.o.
RPC Superfos Besancon SAS
RPC Superfos Ede BV
RPC Superfos Italy S.R.L.
RPC Superfos La Genete SAS
RPC Superfos Lidkoping AB
RPC Superfos Mullsjo AB
RPC Superfos Pamplona SA
RPC Superfos Poland Sp. z o.o.
RPC Superfos Pori Oy
RPC Superfos Stilling A/S
RPC Superfos US Inc
RPC Superfos Wetteren NV
RPC Tedeco Gizeh SAS
RPC Tedeco-Gizeh (UK) Limited
RPC Tedeco-Gizeh Troyes SAS
RPC Verpackungen Kutenholz GmbH
RPC Verwaltungsgesellschaft BV
RPC WIKO GmbH
RPC Wiko Verwaltungsgellschaft GmbH
RPC Zeller Plastik Libertyville Inc
Saeplast Americas Inc
Saeplast Chile SPA
Saeplast Iceland ehf
Saeplast Norway AS
Saeplast Spain SA
Saffron Acquisition, LLC
Sanders Polyfilms Limited
SC Romfilms SRL
SCI Vertuquet
Scott & Robertson Limited
Seroptic Lustroid Limited
Setco, LLC
Shenzhen Howyecen Automotive Electronics Company Limited
SPA Galion Algerie
Spec Molders Proprietary Limited
Spec Tool and Die and General Engineering Proprietary Limited
Specialised Industrial Designs Proprietary Limited
Stag Plastics Limited
Strata Products Limited
Sugden, LLC
Sun Coast Industries, LLC

Superfos Runcorn Limited
Superfos Tamworth Limited
Synergy Packaging Pty Limited
Tempra ehf
Terram Defencell Limited
Terram Limited
Tyco Acquisition Alpha LLC
UAB ESE Baltija
UK Polyfilm Limited
UK Polythene Limited
Uniplast Holdings, LLC
Uniplast U.S., Inc.
V M B Limited
Venture Packaging Midwest, Inc.
Venture Packaging, Inc.
Weener Plastop Proprietary Limited
Widnes Films Limited
Wiko (UK) Limited
Zedcor Limited
Zeller Engineering GmbH
Zeller Plastik Deutschland GmbH
Zeller Plastik Espana SLU
Zeller Plastik France SAS
Zeller Plastik Italia Srl
Zeller Plastik Malaysia Sdn Bhd
Zeller Plastik Mexico SA de CV
Zeller Plastik Philippines Inc
Zeller Plastik Poland Sp. z o.o.
Zeller Plastik Shanghai Limited